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EXHIBIT 99.2


                   COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                 Consolidated Statements of Financial Condition


(In thousands, except per share data)                             June 30, 2008    December 31, 2007*
                                                                ------------------ --------------------
                                                                   (Unaudited)
                                    Assets
Cash and due from banks, noninterest-bearing                        $       9,214       $        9,883
Interest-bearing deposits in other banks                                    3,095                3,910
                                                                    --------------      ---------------
              Total cash and cash equivalents                              12,309               13,793

Securities:
    Available for sale (amortized cost of $45,394 at
      June 30, 2008 and $40,868 at December 31, 2007)                      44,508               40,810
    Held to maturity (estimated market value of $4,392 at
      June 30, 2008 and $4,532 at December 31, 2007)                        4,381                4,512
FHLB stock                                                                  8,600                7,085
Loans held for sale                                                         2,725                3,680

Loans                                                                     865,521              820,104
    Less allowance for loan losses                                         11,464                8,788
                                                                    --------------      ---------------
              Net loans                                                   854,057              811,316

Other real estate owned                                                     4,357                5,924
Accrued interest receivable                                                 4,365                5,003
Premises and equipment, net                                                14,576               12,609
Intangible assets                                                           5,776                5,792
Other assets                                                               18,027               16,299
                                                                    --------------      ---------------
              Total assets                                          $     973,681       $      926,823
                                                                    ==============      ===============

                                    Liabilities and Stockholders' Equity

Deposits                                                            $     731,583       $      714,892
Short-term borrowings                                                      48,097               18,371
Escrow deposits                                                             1,202                  522
Accrued interest payable                                                      607                  588
Accrued expenses and other liabilities                                      5,059                3,743
Long-term obligations                                                     123,526              123,530
                                                                    --------------      ---------------
              Total liabilities                                           910,074              861,646
                                                                    --------------      ---------------

Stockholders' equity:
    Preferred stock, $1 par value: 3,000 shares authorized,
      no shares issued and outstanding at June 30, 2008 or
      December 31, 2007                                                        --                   --
    Common stock, $1 par value: 14,000 shares authorized,
      6,586 and 6,554 shares issued and outstanding at
      June 30, 2008 and December 31, 2007, respectively                     6,586                6,554
    Additional paid-in capital                                              3,449                3,240
    Accumulated other comprehensive loss                                     (543)                 (36)
    Retained earnings                                                      54,115               55,419
                                                                    --------------      ---------------
              Total stockholders' equity                                   63,607               65,177
                                                                    --------------      ---------------
              Total liabilities and stockholders' equity            $     973,681       $      926,823
                                                                    ==============      ===============

Book value per common share                                         $        9.66       $         9.94
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*  Derived from audited consolidated financial statements.


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                                   COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                                Consolidated Statements of Operations (Unaudited)

                                                                   Three Months Ended                  Six Months Ended
                                                                       June 30,                             June 30,
(In thousands, except per share data)                           2008              2007               2008               2007
                                                          ----------------  -----------------  ----------------   ----------------
Interest and dividend income:
    Loans                                                  $       13,696    $        15,279    $       28,243     $       30,077
    Securities                                                        622                505             1,231              1,015
    Other                                                              16                 57                50                122
    Dividends on FHLB stock                                           122                100               228                193
                                                          ----------------  -----------------  ----------------   ----------------
                Total interest and dividend income                 14,456             15,941            29,752             31,407
                                                          ----------------  -----------------  ----------------   ----------------

Interest expense:
    Deposits                                                        6,433              7,069            13,788             13,835
    Short-term borrowings                                             319                365               492                608
    Long-term obligations                                           1,446              1,252             2,923              2,523
                                                          ----------------  -----------------  ----------------   ----------------
                Total interest expense                              8,198              8,686            17,203             16,966
                                                          ----------------  -----------------  ----------------   ----------------

Net interest income                                                 6,258              7,255            12,549             14,441
Provision for loan losses                                           2,470                350             3,325                650
                                                          ----------------  -----------------  ----------------   ----------------
                Net interest income after
                  provision for loan losses                         3,788              6,905             9,224             13,791
                                                          ----------------  -----------------  ----------------   ----------------

Noninterest income:
    Gain on sale of loans                                             241                475               718                768
    Service charges and fees on loans                                 127                 84               251                192
    Deposit-related fees                                              554                526             1,103              1,024
    Gain (loss) on disposal of premises and equipment                  (1)                (4)                2                271
    Earnings on bank-owned life insurance                              89                 92               178                185
    Other income, net                                                  63                 52               126                111
                                                          ----------------  -----------------  ----------------   ----------------
                Total noninterest income                            1,073              1,225             2,378              2,551
                                                          ----------------  -----------------  ----------------   ----------------

Noninterest expense:
    Compensation and fringe benefits                                3,206              2,965             6,466              6,070
    Occupancy and equipment                                         1,096                967             2,125              1,926
    Professional and consulting fees                                  254                246               492                423
    Advertising                                                       118                136               260                279
    Other                                                             895                548             1,856              1,076
                                                          ----------------  -----------------  ----------------   ----------------
                Total noninterest expense                           5,569              4,862            11,199              9,774
                                                          ----------------  -----------------  ----------------   ----------------

Income (loss) before income taxes                                    (708)             3,268               403              6,568
Income tax expense (benefit)                                         (358)             1,202                 1              2,399
                                                          ----------------  -----------------  ----------------   ----------------
                Net income (loss)                          $         (350)   $         2,066    $          402     $        4,169
                                                          ================  =================  ================   ================

Net income (loss) per common share:
    Basic                                                  $        (0.05)   $          0.32    $         0.06     $         0.64
    Diluted                                                $        (0.05)   $          0.31    $         0.06     $         0.63

Weighted average common shares outstanding:
    Basic                                                           6,585              6,527             6,576              6,521
    Diluted                                                         6,585              6,634             6,615              6,636

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Average Yield/Cost Analysis
                                                                   For the Three Months Ended
                                           ------------------------------------------------------------------------

(Dollars in thousands)                               June 30, 2008                        June 30, 2007
                                           -----------------------------------  -----------------------------------
                                                                     Average                             Average
                                            Average                  Yield/      Average                  Yield/
                                            Balance     Interest      Cost       Balance     Interest      Cost
                                           ----------- -----------  ----------  ----------  ----------- -----------
ASSETS
Interest-earning assets:
    Interest-bearing deposits in other banks $  2,305     $    16       2.78%    $  4,173      $    57       5.46%
    Securities:
      Available for sale                       45,499         566       4.98%      42,905          487       4.54%
      Held to maturity                          4,423          56       5.06%       1,643           18       4.38%
    FHLB stock                                  8,537         122       5.72%       6,651          100       6.01%
    All loans                                 861,423      13,696       6.36%     778,003       15,279       7.86%
                                           ----------- -----------  ----------  ----------  ----------- -----------
        Total interest-earning assets         922,187      14,456       6.27%     833,375       15,941       7.65%
                                                       -----------                          -----------
Noninterest-earning assets                     44,399                              33,067
                                           -----------                          ----------
Total assets                                 $966,586                            $866,442
                                           ===========                          ==========

LIABILITIES AND
STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
    Deposits                                 $681,707       6,433       3.77%    $620,335        7,069       4.56%
    Borrowed funds                            170,142       1,765       4.15%     133,995        1,617       4.83%
                                           ----------- -----------  ----------  ----------  ----------- -----------
        Total interest-bearing liabilities    851,849       8,198       3.85%     754,330        8,686       4.61%
                                                       -----------                          -----------
Noninterest-bearing liabilities                48,915                              50,974
                                           -----------                          ----------
        Total liabilities                     900,764                             805,304
        Stockholders' equity                   65,822                              61,138
                                           -----------                          ----------
Total liabilities and stockholders' equity   $966,586                            $866,442
                                           ===========                          ==========

Net interest income                                       $ 6,258                              $ 7,255
                                                       ===========                          ===========

Interest rate spread                                                    2.42%                                3.04%
                                                                    ==========                          ===========

Net yield on interest-earning assets                                    2.71%                                3.48%
                                                                    ==========                          ===========

Percentage of average interest-earning
    assets to average interest-bearing
    liabilities                                                        108.3%                               110.5%
                                                                    ==========                          ===========
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